EXHIBIT 99.2

 FOURTH QUARTER 2017 RESULTSFebruary 6, 2018

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2018 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of February 6, 2018 and as well as those set forth in our Annual Report on Form 10-K filed by us on March 1, 2017 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Deployment of cash and investment balances to grow the company
- Subscriber growth, retention, usage levels and average revenue per account
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Regulatory developments and taxes

All information in this presentation speaks as of February 6, 2018 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

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j2 Global

 STRATEGIC OVERVIEW

 Monetizing Shift from Analog to Digital  5

 Diversified Internet Portfolio  6

Robust Financials and Balanced Business Model

Total Revenue[1]	Gross Margin[1]	EBITDA[1][2][3]
>$1.1B	~85%	>40%

Revenue by Segments


$579MM
52%
$539MM
48%
Cloud
Media

Revenue by Type


$657MM
59%
$461MM
41%
Subscription
Advertising

Revenue Growth


In millions
19% CAGR
$242
$246
$255
$330
$371
$521
$599
$721
$874
$1,118
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

(1) Figures are based on 2017 figures.
(2) Figures are Adjusted Non-GAAP.
(3) See slides 24-32 for a GAAP reconciliation of revenue, earnings per diluted share, free cash flow, and EBITDA.

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j2 Global

M&A: Where We Focus

Customers

- Acquire and migrate competitor's customers
- Minimal infrastructural costs of migrated services

Traffic

- Strong traffic profiles, but under-monetized
- Generate commerce, lead-gen, data and subscription revenues

Platform

- New service or content verticals
- Future acquisitions will be customer or traffic deals

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j2 Global

 9  Capitalize on growth of cloud fax in compliance-driven verticals such as healthcare, financials services and legalExpand our CSMB security offerings beyond email to include endpoint, web and VPNBuild on the growing importance of email to reach customers not just in their inboxes but across all platformsBroaden our purchase-oriented content (reviews, buying guides, deals) to participate in more e-commerce categoriesLeverage our strong video content brands to secure ad dollars shifting from TV to digital videoConvert consumer traffic and data into subscription businesses for individuals and businesses   Growth Opportunities

 Q4 & FY 2017 RESULTS

 2017 Q4 & FY Accomplishments  11  Record Q4 & FY 2017 Consolidated ResultsQ4 ‘17 Results: All quarterly records: Revenue $316MM, EBITDA(1)(2) $142MM, and Adjusted EPS(1)(2) $1.79Q4 ‘17 Revenue up $65MM or 26% vs. prior year, EBITDA(1)(2) up $25MM or 22% vs. prior yearFY 2017 Results: All annual records: Revenue $1,118MM, EBITDA(1)(2) $463MM, and Adjusted EPS(1)(2) $5.64FY 2017 Revenue up $244MM or 28% vs. prior year, EBITDA(1)(2) up $67MM or 17% vs. prior year15 Acquisitions completed 2017~$410MM+ in cash and investmentsCloud Services SegmentQ4 ‘17 Revenue of $147MM, up $4MM vs. prior year2017 FY Revenue of $579MM, up $12MM vs. prior year, EBITDA margin(1)(2)(3) of 53%Cancel Rate 2.0%, improved vs. prior yearDigital Media SegmentQ4 ‘17 Revenue of $169.5MM up $61MM or +56% vs. prior yearQ4 ‘17 EBITDA(1)(2) of $67.3MM and EBITDA Margin(1)(2)(3) of 40%2017 FY Revenue of $539MM, up $232MM vs. prior year, EBITDA margin(1)(2)(3) of 32%  Figures are Adjusted Non-GAAP. See slides 24-32 for a GAAP reconciliation of revenue, earnings per diluted share, free cash flow, and EBITDA.EBITDA margin defined as EBITDA divided by Revenue

 Q4 & FY 2017 Results vs. Prior Year  12  See slides 24-32 for a GAAP reconciliation of revenue, adjusted non-GAAP gross profit, adjusted non-GAAP operating profit, adjusted EBITDA and adjusted earnings per diluted share for the Company as a whole and by segment.The Consolidated j2 Global data may not foot as each segment is calculated independently  4th Quarter  Full Year

 HIGHLIGHTS

Q4 2017 Digital Media Highlights


HERO
MAKEOVER

- **Digital media business continues demonstrating strong fundamentals**
  - Total multi-platform visits were up 22% YoY at 1.6B [(1)]
  - Commerce revenue grew 46% vs. Q4 2016
  - Shopping clicks to our merchant partners reached a record high 69M, a YOY increase of 72%[(1)]
  - Significant YOY merchant partner click growth at PCMag (up 51%)[(1)], IGN (up 86%)[(1)] and Offers.com (up 57% YOY)[(1)]
- **Social, video and user engagement platforms continue to scale**
  - IGN platform followers and subscribers grew 38% YOY and the total IGN social following is now 30.7MM[(1)]
  - Ziff Davis Tech and Commerce, driven by the acquisition of Mashable, grew followers/subscribers over 1,300% YOY to 49M [(1)]
  - Everyday Health social traffic totaled 3.9MM unique visits, up 35% from the prior quarter[(1)]
  - Q4 WTE app installs of 441K was up 11% from the prior quarter and WTE now registers more than 50% of all births in the US[(1)]
- **Media platforms continue to expand video programming, content partnerships and monetization opportunities**
  - IGN debuted the weekly program HERO Makeover with 1.2M views, one of six long-form shows produced for Facebook's Watch initiative [(1)]
  - IGN partnered with WWE during New York Comic Con to create a custom events generating 7MM+ video views[(1)]
  - IGN continued to expand live event coverage through a partnership with BAFTA (British Academy of Film and Television Arts) to live stream movie awards programming and fireside chats with actors and directors
  - WTE Announced the first WTE Awards across 20 consumer product categories resulting in new award licensing agreements

(1) Google Analytics and Affiliate Partner platforms

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j2 Global

Q4 2017 Cloud Services Highlights

- **Corporate Fax leads the growth in compliance verticals, particularly in Healthcare**
  - Fax revenue had largest Q4 sequential growth since 2010
  - The number of compliance customers increased 60% YoY through organic and M&A
  - Healthcare represented 44% of all new U.S. Corporate Fax customers, up from 22% YoY
  - Revenue from compliance verticals increased from 50% of total revenue to over 60% of total revenue YoY
- **Mobile apps continue to supplement overall sign-up growth**
  - Cloud Services reached a milestone of over 8MM lifetime app downloads
  - Fax mobile apps were redesigned for streamlined signup and usage experience, resulting in:
    - 48% YoY increase in fax app downloads, 84% YoY growth in fax app signups, 17% increase in fax interactions YoY
- **Strong platform growth across Cloud businesses**
  - FuseMail® achieved over 1.8MM users on its platform and 900M emails a month, an increase of 7% YoY
  - Campaigner® customers sent 5.5 Billion emails in the Q4 '17, an increase of 21% YoY
  - The number of email marketing campaigns reached 1.5M in '17, an increase of 31% YoY
  - Cloud backup rolled out DRaaS solutions in 7 countries in '17
- **Acquired Vipre Q1 2018**
  - Vipre complements the security suite of services of FuseMail®
  - Endpoint security business with threat intelligence focus
  - Focus on expanding Vipre across Security base and expansion in to the EU livedrive
eFax
Send and receive faxes from your iPhone and iPad
START FAXING NOW

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j2 Global

 2018FINANCIAL GUIDANCE

 17  2018 Outlook (Forward-Looking Statements)  Figures are adjusted Non-GAAP.See slides 24-32 for a GAAP reconciliation of revenue, earnings per diluted share, free cash flow, and EBITDA.  Cloud ServicesRevenue growth expected to be ~5% EBITDA(1)(2) margin inline with prior year (ASC 606 impact of ~ 1%)Includes recent acquisition of Vipre onlyDigital MediaRevenue growth expected to be 15%+EBITDA(1)(2) margin expected to be 33% - 34% (ASC 606 impact of 1.5%)Distribution of Revenues in 2018Q1 expected to represent ~20% of full year Revenue, similar to prior yearQ4 expected to represent ~ 30% of full year Revenue, similar to prior yearCorporateASC 606 unfavorable impact to Revenue and EBITDA(1)(2) ~$13MM (licensing & patents)Loss of Revenue and EBITDA(1)(2) due to divestitures, $31MM & $1MM respectivelyFull year impact of senior notes issued in June 2017, non-GAAP interest expense ~$56MOCV Management Fee of $4.5M in other expense Tax rate expected to be between 23%-25%Excludes Share-Based Compensation of between $31-$34MEffective Share Count for EPS estimated at 49.7M, assumes no dilution from the convertible note

Figures are adjusted Non-GAAP.Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax.   Revenues $1,200MM - $1,250MMAdjusted EBITDA(1) $480MM - $505MMAdjusted Non-GAAP EPS(1)(2) $5.95 - $6.25

 Consolidated Metrics  20  See slide 24-32 for a reconciliation of Non-GAAP earnings and EPS to GAAP net income and diluted GAAP EPSSee slide 24 for a definition of Free Cash Flow and reconciliation to net cash provided by operating activitiesSee slide 24 for a definition of adjusted EBITDA and reconciliation to Net Income

Cloud Services & Digital Media Metrics

Cloud Services Metrics		2016 Q1	2016 Q2	2016 Q3	2016 Q4	2017 Q1	2017 Q2	2017 Q3	2017 Q4
Revenue by Type	(in '000s)								
Fixed Subscriber Revenues		$115,496	$117,199	$117,816	$117,885	$115,726	$117,556	$118,755	$119,232
Variable Subscriber Revenues		$21,453	$24,156	$24,396	$23,944	$24,606	$25,863	$25,808	$26,651
Subscriber Revenues		**$136,949**	**$141,355**	**$142,212**	**$141,830**	**$140,332**	**$143,419**	**$144,563**	**$145,882**
Other Licenses Revenues [1]		$1,191	$1,105	$1,130	$1,168	$1,212	$1,291	$1,223	$1,034
Total Cloud Services Revenues		**$138,139**	**$142,460**	**$143,342**	**$142,998**	**$141,544**	**$144,709**	**$145,787**	**$146,916**
Revenue - DID vs. Non-DID									
DID Based Revenues		$89,967	$92,592	$92,396	$92,787	$93,438	$95,490	$96,702	$99,299
Non-DID Based Revenues		$48,173	$49,868	$50,946	$50,211	$48,106	$49,220	$49,084	$47,617
Total Adjusted Non-GAAP Cloud Services Revenues		**$138,139**	**$142,460**	**$143,342**	**$142,998**	**$141,544**	**$144,709**	**$145,787**	**$146,916**
Cloud Services Customers [2]		**3,074**	**3,081**	**3,108**	**3,109**	**3,116**	**3,141**	**3,175**	**3,176**
Average Monthly Revenue/Customers [3]		$15.00	$15.31	$15.32	$15.21	$15.03	$15.28	$15.26	$15.31
Cancel Rate [4]		2.2%	2.2%	2.3%	2.1%	2.3%	2.1%	2.2%	2.0%
Digital Media Metrics[5]	(in '000s)								
Visits		1,096,332	1,159,925	1,448,339	1,287,501	1,401,666	1,352,200	1,394,177	1,572,398
Views		3,637,100	4,215,216	5,405,305	4,805,816	5,386,097	6,054,062	5,872,437	6,418,612

(1) Cloud Services revenue includes IP Licensing revenue
(2) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending customer base to the total revenue of the quarter
(4) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter.
(5) Digital Media Traffic figures based on Google Analytics & Partner Platforms

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j2 Global

EBITDA to Cumulative Investment  22  Figures are Adjusted Non-GAAP. See slide 31 for a GAAP reconciliation of Operating Profit

 23  EBITDA to Cumulative Investment Continued  Figures are Adjusted Non-GAAP. See slide 32 for a GAAP reconciliation of Operating Profit

 GAAP Reconciliation Free Cash Flow & Adjusted EBITDA  24  Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficits) from share based compensation. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposesAdjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes   Free Cash Flow (1)  Adjusted EBITDA (2)  ($ in millions)

 GAAP Reconciliation Q4 & FY 2017 Adjusted Non-GAAP Earnings & EPS  25  Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of certain acquisition-related integration costs 3) Elimination of amortization of patents and intangible assets that we acquired 4) Elimination of additional tax or indirect tax related expense/benefit from prior years

 26  Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of certain acquisition-related integration costs 3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes 4) Elimination of amortization of patents and intangible assets that we acquired   GAAP Reconciliation Q4 & FY 2017 Adjusted Non-GAAP Earnings & EPS   5) Elimination of additional tax or indirect tax related expense/benefit from prior years 6) Elimination of gain on sale of investments 7) Elimination of gain on sale of businesses 8) Elimination of additional tax expense due to the Tax Cuts and Jobs Act 9) Elimination of dilutive effect of the convertible debt

 GAAP Reconciliation Q4 2017 Adjusted EBITDA  27  ($ in thousands)   Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of amortization of patents and intangible assets that we acquired 3) Elimination of certain acquisition-related integration costs 4) Elimination of additional tax or indirect tax related expense/benefit from prior years

 GAAP Reconciliation Q4 2016 Adjusted EBITDA  28  ($ in thousands)   Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of amortization of patents and intangible assets that we acquired 3) Elimination of certain acquisition-related integration costs 4) Elimination of additional tax or indirect tax related expense/benefit from prior years

 GAAP Reconciliation FY 2017 Adjusted EBITDA  29  ($ in thousands)   Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of amortization of patents and intangible assets that we acquired 3) Elimination of certain acquisition-related integration costs 4) Elimination of additional tax or indirect tax related expense/benefit from prior years

 GAAP Reconciliation FY 2016 Adjusted EBITDA  30  ($ in thousands)   Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of amortization of patents and intangible assets that we acquired 3) Elimination of certain acquisition-related integration costs 4) Elimination of additional tax or indirect tax related expense/benefit from prior years

 GAAP Reconciliation Operating Profit  31  Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of certain acquisition-related integration costs 3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes 4) Elimination of amortization of patents and intangible assets that we acquired

 GAAP Reconciliation Operating Profit  32  Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of certain acquisition-related integration costs 3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes 4) Elimination of amortization of patents and intangible assets that we acquired

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